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As filed with the Securities and Exchange Commission on February 9, 2005

Registration No. 333-120749

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 4
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Huntsman Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	2800 (Primary Standard Industrial Classification Code Number)	42-1648585 (I.R.S. Employer Identification Number)
500 Huntsman Way Salt Lake City, UT 84108 (801) 584-5700 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Samuel D. Scruggs
Executive Vice President, General Counsel and Secretary
Huntsman Corporation
500 Huntsman Way
Salt Lake City, UT 84108
(801) 584-5700
(Name, Address, Including Zip Code, and Telephone
Number, Including Area Code, of Agent For Service)

Copies to:
Jeffery B. Floyd Vinson & Elkins L.L.P. 1001 Fannin, Suite 2300 Houston, TX 77002 (713) 758-2222	Gregory A. Fernicola Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 (212) 735-3000

        Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

        If the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box: ☐

CALCULATION OF REGISTRATION FEE

Title of Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value	$1,472,784,116	$185,471
Mandatory Convertible Preferred Stock, $0.01 par value(4)	287,500,000	$36,206
Total	$1,760,284,116	$221,677

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) promulgated under the Securities Act. Includes proceeds from the sale of shares of common stock and preferred stock that the underwriters have the option to purchase to cover over-allotments, if any, and proceeds from the sale of shares by the selling stockholder.

(2)
The proposed maximum offering price of each security will be determined by the registrant in connection with, and at the time of, the issuance of the securities.

(3)
Previously paid.

(4)
This registration statement also registers the shares of common stock that are issuable upon conversion of the mandatory convertible preferred stock registered hereby. Based upon an initial public offering price of the common stock registered hereby equal to the bottom of the range indicated on the cover of the prospectus contained herein, it is expected that an aggregate of up to 13,690,477 shares of common stock may be issuable upon the conversion of such mandatory convertible preferred stock. The number of shares of common stock issuable upon such conversion is subject to adjustment upon the occurrence of certain changes in the trading price of such shares, stock dividends, stock splits, and other events described herein and will vary based on the initial public offering price of the common stock registered hereby. Pursuant to Rule 416 under the Securities Act, the number of shares of common stock to be registered includes an indeterminable number of shares of common stock that may become issuable upon conversion of the mandatory convertible preferred stock as a result of such adjustments.

        The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

        This Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-120749) of Huntsman Corporation is being filed solely to amend Item 16(a) of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 4 does not modify any provision of the Prospectus constituting Part I or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 4.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules.

  (a)    Exhibits.

Number	Description
1.1***	Form of Common Stock Underwriting Agreement
1.2***	Form of Mandatory Convertible Preferred Stock Underwriting Agreement
2.1***	Form of Merger Agreement between Huntsman Corporation, Huntsman Holdings, LLC and Huntsman Holdings Merger Sub LLC
2.2***	Form of Merger Agreement between Huntsman Corporation, Huntsman Holdings Preferred Member LLC and Huntsman Holdings Preferred Member Merger Sub LLC
3.1*	Form of Amended and Restated Certificate of Incorporation of Huntsman Corporation
3.2***	Form of Certificate of Designations, Preferences and Rights of Mandatory Convertible Preferred Stock
3.3*	Form of Amended and Restated Bylaws of Huntsman Corporation
4.1
Amended and Restated Indenture, dated as of August 2, 1999, between Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC) and Wells Fargo Bank, National Association (as successor to Bank One, N.A.), as Trustee, relating to the 13.375% Senior Discount Notes due 2009 (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.2	Form of certificate of 13.375% Senior Discount Note due 2009 (included as Exhibit A-3 to Exhibit 4.1)
4.3
Exchange and Registration Rights Agreement, dated as of August 2, 1999, among Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC) and the Purchasers named therein, relating to the 13.375% Senior Discount Notes due 2009 (incorporated by reference to Exhibit 4.3 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.4
Amended and Restated Indenture, dated as of December 20, 2001, between Huntsman International Holdings LLC and Bank One, N.A., as Trustee, relating to the 8% Senior Subordinated Reset Discount Notes due 2009 (incorporated by reference to Exhibit 4.9 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.5
Form of certificate of 8% Senior Subordinated Reset Discount Note due 2009 (incorporated by reference to Exhibit 10.11 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.6
Registration Rights Agreement dated as of June 30, 1999, by and among Huntsman ICI Holdings LLC and the holders of the 8% Senior Subordinated Reset Discount Notes due 2009 specified therein (incorporated by reference to Exhibit 4.11 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)

4.7
Private Sale Letter Agreement, dated December 20, 2001, between Huntsman International Holdings LLC and ICI Finance plc (incorporated by reference to Exhibit 4.12 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.8
Form of Registration Rights Agreement among Huntsman International Holdings LLC and the Holders as defined therein (incorporated by reference to Exhibit 4.13 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.9
Form of Registration Rights Agreement among Huntsman International Holdings LLC and the Initial Purchasers as defined therein (incorporated by reference to Exhibit 4.14 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.10
Indenture, dated as of June 30, 1999, among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), the Guarantors party thereto and Bank One, N.A., as Trustee, relating to the 10 1/2% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-85141))
4.11	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.10)
4.12	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.10)
4.13	Form of Guarantee relating to the 10 1/8% Senior Subordinated Notes due 2009 (included as Exhibit E of Exhibit 4.10)
4.14
First Amendment, dated January 5, 2000, to Indenture, dated as of June 30, 1999, among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), as Issuer, each of the Guarantors named therein and Bank One, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-85141))
4.15
Indenture, dated as of March 13, 2001, among Huntsman International LLC, as Issuer, the Guarantors named therein and The Bank of New York, as Trustee, relating to 10 1/8% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.6 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.16	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.15)
4.17	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.15)
4.18	Form of Guarantee relating to the 10 1/8% Senior Subordinated Notes due 2009 (included as Exhibit E of Exhibit 4.15)

4.19
First Supplemental Indenture, dated as of January 11, 2002, among Huntsman International LLC, as Issuer, the Guarantors named therein and The Bank of New York, as Trustee, relating to 10 1/8% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.7 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.20
Indenture, dated as of March 21, 2002, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.8 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.21	Form of 9 7/8% Senior Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.20)
4.22	Form of 9 7/8% Senior Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.20)
4.23	Form of Guarantee relating to the 9 7/8% Senior Notes due 2009 (included as Exhibit E of Exhibit 4.20)
4.24
Amended and Restated Guarantee, dated as of April 11, 2003, among the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.15 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
4.25
Exchange and Registration Rights Agreement, dated as of March 21, 2002, among Huntsman International LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.9 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.26
Exchange and Registration Rights Agreement, dated as of April 11, 2003, among Huntsman International LLC, the Guarantors, as defined therein, and the Purchasers as defined therein, relating to the 9 7/8 %Senior Notes due 2009 (incorporated by reference to Exhibit 4.17 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
4.27
Amended and Restated Indenture, dated as of June 14, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.27 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.28	Form of Amended and Restated $200,000,000 9 1/2% Senior Subordinated Note due 2007 (included as Exhibit A to Exhibit 4.27)
4.29
First Supplemental Indenture, dated as of July 11, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.29 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))

4.30
Second Supplemental Indenture, dated as of August 15, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.30 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.31
Amended and Restated Indenture, dated as of June 14, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.31 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.32	Form of Amended and Restated Fixed Rate Note due 2007 (included as Exhibit A to Exhibit 4.31)
4.33	Form of Amended and Restated Floating Rate Note due 2007 (included as Exhibit B to Exhibit 4.31)
4.34
First Supplemental Indenture, dated as of July 11, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.34 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.35
Second Supplemental Indenture, dated as of August 15, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.35 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.36
Indenture, dated as of September 30, 2003, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.36 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.37	Form of unrestricted 11 5/8% Senior Secured Note due 2010 (included as Exhibit A-2 to Exhibit 4.36)
4.38	Form of guarantee relating to the 11 5/8% Senior Secured Notes due 2010 (included as Exhibit E to Exhibit 4.36)
4.39
Exchange and Registration Rights Agreement, dated as of September 30, 2003, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $380,000,000 aggregate principal amount of the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.39 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))

4.40
Exchange and Registration Rights Agreement, dated as of December 12, 2003, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $75,400,000 aggregate principal amount of the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.40 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.41
Indenture, dated as of June 30, 2003, among Huntsman Advanced Materials LLC, as Issuer, each of the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.42	Form of Unrestricted Fixed Rate Note (included as Exhibit A-3 to Exhibit 4.41)
4.43	Form of Unrestricted Floating Rate Note (included as Exhibit A-4 to Exhibit 4.41)
4.44	Form of Guarantee (included as Exhibit E to Exhibit 4.41)
4.45
Registration Rights Agreement, dated as of June 30, 2003, among Huntsman Advanced Materials LLC and the Guarantors named therein, as Issuers, and Deutsche Bank Securities Inc. and UBS Securities LLC, as Initial Purchasers (incorporated by reference to Exhibit 4.5 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.46
Indenture, dated as of May 9, 2003, among HMP Equity Holdings Corporation, as Issuer, ICI Alta Inc. (now known as Alta One Inc.), as Guarantor, and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 15% Senior Secured Discount Notes due 2008 (incorporated by reference to Exhibit 4.46 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.47	Form of 15% Senior Secured Discount Note due 2008 (included as Exhibit A-2 to Exhibit 4.46)
4.48	Form of Guarantee (included as Exhibit E to Exhibit 4.46)
4.49
Exchange and Registration Rights Agreement, dated as of May 9, 2003, among HMP Equity Holdings Corporation, ICI Alta Inc. (now known as Alta One Inc.), Credit Suisse First Boston LLC, and CIBC World Markets Corp (incorporated by reference to Exhibit 4.49 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.50
Indenture, dated August 1, 2000, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the registration statement on Form F-4 of Vantico Group S.A. (File No. 333-13156))
4.51
First Supplemental Indenture, dated as of April 10, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.7 to the registration statement of Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.52
Second Supplemental Indenture, dated as of June 17, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.8 to the registration statement of Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))

4.53
Third Supplemental Indenture, dated as of June 30, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.51 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.54
Indenture, dated as of June 22, 2004, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended June 30, 2004)
4.55	Form of restricted Fixed Rate Note due 2012 (included as Exhibit A-1 to Exhibit 4.54)
4.56	Form of Restricted Floating Rate Note due 2011 (included as Exhibit A-2 to Exhibit 4.54)
4.57	Form of Guarantee relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (included as Exhibit E to Exhibit 4.54)
4.58
Exchange and Registration Rights Agreement, dated of June 22, 2004, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $300,000,000 11 1/2% Senior Notes due 2012 and $100,000,000 Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.5 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended June 30, 2004)
4.59
Indenture, dated as of December 17, 2004, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 7 3/8% Senior Subordinated Notes due 2015 and the 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
4.60	Form of 7 3/8% Senior Subordinated Note due 2015 (included as Exhibit A-1 to Exhibit 4.59)
4.61	Form of 7 1/2% Senior Subordinated Note due 2015 (included as Exhibit A-2 to Exhibit 4.59)
4.62	Form of Guarantee (included as Exhibit E to Exhibit 4.59)
4.63
Exchange and Registration Rights Agreement, dated as of December 17, 2004, among Huntsman International LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to the 7 3/8% Senior Subordinated Notes due 2015 and the 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.2 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
4.64***
Registration Rights Agreement, dated as of May 9, 2003, by and among HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group Inc., Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC), MatlinPatterson Global Opportunities, L.P., Credit Suisse First Boston LLC and CIBC World Markets Corp.
4.65***	Warrant Agreement among HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group Inc. and Wells Fargo Bank Minnesota, National Association dated as of May 9, 2003
4.66***
Amendment to Warrant Agreement dated as of January 20, 2005 between HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group, Inc. and Wells Fargo Bank, National Association and the other signatories thereto

4.67**	Form of Registration Rights Agreement by and among Huntsman Corporation, HMP Equity Trust, Huntsman Family Holdings Company LLC and MatlinPatterson Global Opportunities Partners, L.P.
4.68***	Form of common stock certificate of Huntsman Corporation
4.69***	Form of mandatory convertible preferred stock certificate of Huntsman Corporation (included in Exhibit 3.2)
5.1*	Opinion of Vinson & Elkins L.L.P. as to the validity of the shares being registered
10.1
Business Consulting Agreement, dated as of June 3, 2003, between Huntsman International LLC and Jon M. Huntsman (incorporated by reference to Exhibit 10.41 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
10.2
Aircraft Dry Lease, dated as of September 14, 2001, between Jstar Corporation and Airstar Corporation (incorporated by reference to Exhibit 10.10 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.3
Amended and Restated Subordinated Promissory Note, dated as of July 2, 2001, by Huntsman Corporation (now known as Huntsman LLC) in favor of Horizon Ventures, L.C. (incorporated by reference to Exhibit 10.11 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.4
Interest Holders Agreement, dated as of September 30, 2002, among Huntsman Holdings, LLC, HMP Equity Holdings Corporation, Huntsman Company LLC (now known as Huntsman LLC), Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC) and MatlinPatterson Global Opportunities Partners L.P. (incorporated by reference to Exhibit 10.12 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.5
First Amendment to the Interest Holders Agreement, dated as of May 9, 2003, among Huntsman LLC, HMP Equity Holdings Corporation, Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC) MatlinPatterson Global Opportunities Partners L.P., Huntsman Group Inc. and Huntsman Holdings, LLC (incorporated by reference to Exhibit 10.13 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.6
Credit Agreement, dated as of June 30, 2003, among Huntsman Advanced Materials LLC, certain subsidiaries from time to time party thereto and various lending institutions with Deutsche Bank AG, New York Branch, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
10.7
Intercreditor and Collateral Agency Agreement, dated as of June 30, 2003, among Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank Minnesota, National Association, as trustee, Huntsman Advanced Materials LLC and the subsidiaries listed therein (incorporated by reference to Exhibit 10.2 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))

10.8
Pledge Agreement, dated as of May 9, 2003, by HMP Equity Holdings Corporation, as Issuer and Pledgor, and Huntsman Holdings, LLC, Huntsman Group Inc. and ICI Alta Inc. (now known as Alta One Inc.), as Pledgors, and Wells Fargo Bank Minnesota, National Association, as Trustee (incorporated by reference to Exhibit 10.28 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
10.9
Amended and Restated Credit Agreement, dated as of July 13, 2004, among Huntsman International LLC, as the borrower, Huntsman International Holdings LLC, as the guarantor, Deutsche Bank Trust Company Americas, as administrative agent, Deutsche Bank Securities Inc., as co-lead arranger and joint book runner, JP Morgan Securities Inc., as co-documentation agent and joint book runner, UBS Securities LLC, as co-syndication agent, Credit Suisee First Boston, as co-documentation agent, Merrill Lynch, Pierce Fenner & Smith Inc., as co-documentation agent, and various lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the quarterly report on Form 10-Q of Huntsman International LLC for the three months ended June 30, 2004)
10.10
First Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2004, among Huntsman International LLC, Huntsman International Holdings LLC and the various agents and lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
10.11
Revolving Credit Agreement dated as of October 14, 2004, among Huntsman LLC, Huntsman Petrochemical Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corporation, Huntsman Fuels, L.P., and Huntsman International Trading Corporation, as borrowers, the financial institutions party thereto, including Deutsche Bank Trust Company Americas, in their capacities as lenders thereunder, and Deutsche Bank Trust Company Americas, as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.1 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.12
Term Credit Agreement dated as of October 14, 2004, among Huntsman LLC, the financial institutions party thereto, including Deutsche Bank Trust Company Americas, in their capacities as lenders thereunder, and Deutsche Bank Trust Company Americas, as agent for the lenders (incorporated by reference to Exhibit 10.2 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.13
Security Agreement (Revolving) dated as of October 14, 2004, among Huntsman LLC, certain subsidiaries of Huntsman LLC, and Deutsche Bank Trust Company Americas, as collateral agent (incorporated by reference to Exhibit 10.3 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.14
Security Agreement (Term) dated as of October 14, 2004, among Huntsman LLC, certain subsidiaries of Huntsman LLC, and Deutsche Bank Trust Company Americas, as collateral agent (incorporated by reference to Exhibit 10.4 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.15
Second Amended and Restated Intercreditor Agreement dated as of October 14, 2004, among Deutsche Bank Trust Company Americas, as administrative agent, collateral agent, and mortgagee, and HSBC Bank USA, National Association, as trustee, and consented to by Huntsman LLC (incorporated by reference to Exhibit 10.5 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)

10.16
Huntsman Cost Reduction Incentive Plan and Form of Participation Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of HMP Equity Holdings Corporation filed on November 23, 2004)
10.17***	Form of Gift Agreement by and among Huntsman Group Inc. and the Jon and Karen Huntsman Foundation
10.18***	Form of Pledge, Assignment and Collateral Agency Agreement between Huntsman Corporation and Citibank, N.A.
10.19***	Huntsman Corporation Stock Incentive Plan
10.20***	Form of Nonqualified Stock Option Agreement
10.21***	Form of Restricted Stock Agreement
10.22***	Form of Stock Appreciation Rights Agreement
10.23***	Form of Phantom Share Agreement
10.24***	Form of Executive Severance Plan
10.25***	Form of Indemnification Agreement
10.26***	Employment Agreement with Paul Hulme
10.27***	Employment Agreement with Anthony Hankins
12.1***	Ratio of Earnings to Fixed Charges and Preferred Stock Dividends
21.1***	Subsidiaries of the Registrant
23.1***	Consent of Deloitte & Touche LLP (Houston, Texas)
23.2***	Consent of Deloitte & Touche LLP (Salt Lake City, Utah)
23.3***	Consent of Deloitte S.A.
23.4*	Consent of Vinson & Elkins L.L.P. (contained in the opinion filed as Exhibit 5.1 hereto)
24.1***	Powers of Attorney

*
Filed herewith

**
To be filed by amendment

***
Previously filed

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on the 8th day of February 2005.

HUNTSMAN CORPORATION
By	/s/ SAMUEL D. SCRUGGS
Samuel D. Scruggs Executive Vice President, General Counsel and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on the 8th day of February 2005.

Signature	Title

* Jon M. Huntsman	Chairman of the Board of Directors and Director
* Peter R. Huntsman	President, Chief Executive Officer and Director (Principal Executive Officer)
* J. Kimo Esplin	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
* David J. Matlin	Director
* Richard Michaelson	Director
* Christopher R. Pechock	Director
*By:	/s/ SAMUEL D. SCRUGGS Samuel D. Scruggs Attorney-in-fact

EXHIBIT INDEX

Number	Description
1.1***	Form of Common Stock Underwriting Agreement
1.2***	Form of Mandatory Convertible Preferred Stock Underwriting Agreement
2.1***	Form of Merger Agreement between Huntsman Corporation, Huntsman Holdings, LLC and Huntsman Holdings Merger Sub LLC
2.2***	Form of Merger Agreement between Huntsman Corporation, Huntsman Holdings Preferred Member LLC and Huntsman Holdings Preferred Member Merger Sub LLC
3.1*	Form of Amended and Restated Certificate of Incorporation of Huntsman Corporation
3.2***	Form of Certificate of Designations, Preferences and Rights of Mandatory Convertible Preferred Stock
3.3*	Form of Amended and Restated Bylaws of Huntsman Corporation
4.1
Amended and Restated Indenture, dated as of August 2, 1999, between Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC) and Wells Fargo Bank, National Association (as successor to Bank One, N.A.), as Trustee, relating to the 13.375% Senior Discount Notes due 2009 (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.2	Form of certificate of 13.375% Senior Discount Note due 2009 (included as Exhibit A-3 to Exhibit 4.1)
4.3
Exchange and Registration Rights Agreement, dated as of August 2, 1999, among Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC) and the Purchasers named therein, relating to the 13.375% Senior Discount Notes due 2009 (incorporated by reference to Exhibit 4.3 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.4
Amended and Restated Indenture, dated as of December 20, 2001, between Huntsman International Holdings LLC and Bank One, N.A., as Trustee, relating to the 8% Senior Subordinated Reset Discount Notes due 2009 (incorporated by reference to Exhibit 4.9 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.5
Form of certificate of 8% Senior Subordinated Reset Discount Note due 2009 (incorporated by reference to Exhibit 10.11 to the registration statement on Form S-4 of Huntsman International Holdings LLC (File No. 333-88057))
4.6
Registration Rights Agreement dated as of June 30, 1999, by and among Huntsman ICI Holdings LLC and the holders of the 8% Senior Subordinated Reset Discount Notes due 2009 specified therein (incorporated by reference to Exhibit 4.11 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.7
Private Sale Letter Agreement, dated December 20, 2001, between Huntsman International Holdings LLC and ICI Finance plc (incorporated by reference to Exhibit 4.12 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)

4.8
Form of Registration Rights Agreement among Huntsman International Holdings LLC and the Holders as defined therein (incorporated by reference to Exhibit 4.13 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.9
Form of Registration Rights Agreement among Huntsman International Holdings LLC and the Initial Purchasers as defined therein (incorporated by reference to Exhibit 4.14 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International Holdings LLC for the year ended December 31, 2001)
4.10
Indenture, dated as of June 30, 1999, among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), the Guarantors party thereto and Bank One, N.A., as Trustee, relating to the 10 1/2% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-85141))
4.11	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.10)
4.12	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.10)
4.13	Form of Guarantee relating to the 10 1/8% Senior Subordinated Notes due 2009 (included as Exhibit E of Exhibit 4.10)
4.14
First Amendment, dated January 5, 2000, to Indenture, dated as of June 30, 1999, among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), as Issuer, each of the Guarantors named therein and Bank One, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-85141))
4.15
Indenture, dated as of March 13, 2001, among Huntsman International LLC, as Issuer, the Guarantors named therein and The Bank of New York, as Trustee, relating to 10 1/8% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.6 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.16	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.15)
4.17	Form of 10 1/8% Senior Subordinated Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.15)
4.18	Form of Guarantee relating to the 10 1/8% Senior Subordinated Notes due 2009 (included as Exhibit E of Exhibit 4.15)
4.19
First Supplemental Indenture, dated as of January 11, 2002, among Huntsman International LLC, as Issuer, the Guarantors named therein and The Bank of New York, as Trustee, relating to 10 1/8% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.7 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)

4.20
Indenture, dated as of March 21, 2002, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.8 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.21	Form of 9 7/8% Senior Note due 2009 denominated in dollars (included as Exhibit A-3 to Exhibit 4.20)
4.22	Form of 9 7/8% Senior Note due 2009 denominated in euros (included as Exhibit A-4 to Exhibit 4.20)
4.23	Form of Guarantee relating to the 9 7/8% Senior Notes due 2009 (included as Exhibit E of Exhibit 4.20)
4.24
Amended and Restated Guarantee, dated as of April 11, 2003, among the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.15 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
4.25
Exchange and Registration Rights Agreement, dated as of March 21, 2002, among Huntsman International LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to the 9 7/8% Senior Notes due 2009 (incorporated by reference to Exhibit 4.9 to amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC for the year ended December 31, 2001)
4.26
Exchange and Registration Rights Agreement, dated as of April 11, 2003, among Huntsman International LLC, the Guarantors, as defined therein, and the Purchasers as defined therein, relating to the 9 7/8 %Senior Notes due 2009 (incorporated by reference to Exhibit 4.17 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
4.27
Amended and Restated Indenture, dated as of June 14, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.27 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.28	Form of Amended and Restated $200,000,000 9 1/2% Senior Subordinated Note due 2007 (included as Exhibit A to Exhibit 4.27)
4.29
First Supplemental Indenture, dated as of July 11, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.29 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.30
Second Supplemental Indenture, dated as of August 15, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $200,000,000 9 1/2% Senior Subordinated Notes due 2007 (incorporated by reference to Exhibit 4.30 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))

4.31
Amended and Restated Indenture, dated as of June 14, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.31 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.32	Form of Amended and Restated Fixed Rate Note due 2007 (included as Exhibit A to Exhibit 4.31)
4.33	Form of Amended and Restated Floating Rate Note due 2007 (included as Exhibit B to Exhibit 4.31)
4.34
First Supplemental Indenture, dated as of July 11, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.34 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.35
Second Supplemental Indenture, dated as of August 15, 2002, among Huntsman Corporation (now known as Huntsman LLC), as Issuer, each of the Guarantors party thereto and Wilmington Trust Company, as Trustee, relating to the $275,000,000 9 1/2% Senior Subordinated Notes due 2007 and the $125,000,000 Senior Subordinated Floating Rate Notes due 2007 (incorporated by reference to Exhibit 4.35 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.36
Indenture, dated as of September 30, 2003, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.36 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.37	Form of unrestricted 11 5/8% Senior Secured Note due 2010 (included as Exhibit A-2 to Exhibit 4.36)
4.38	Form of guarantee relating to the 11 5/8% Senior Secured Notes due 2010 (included as Exhibit E to Exhibit 4.36)
4.39
Exchange and Registration Rights Agreement, dated as of September 30, 2003, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $380,000,000 aggregate principal amount of the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.39 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.40
Exchange and Registration Rights Agreement, dated as of December 12, 2003, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $75,400,000 aggregate principal amount of the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.40 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
4.41
Indenture, dated as of June 30, 2003, among Huntsman Advanced Materials LLC, as Issuer, each of the Guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))

4.42	Form of Unrestricted Fixed Rate Note (included as Exhibit A-3 to Exhibit 4.41)
4.43	Form of Unrestricted Floating Rate Note (included as Exhibit A-4 to Exhibit 4.41)
4.44	Form of Guarantee (included as Exhibit E to Exhibit 4.41)
4.45
Registration Rights Agreement, dated as of June 30, 2003, among Huntsman Advanced Materials LLC and the Guarantors named therein, as Issuers, and Deutsche Bank Securities Inc. and UBS Securities LLC, as Initial Purchasers (incorporated by reference to Exhibit 4.5 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.46
Indenture, dated as of May 9, 2003, among HMP Equity Holdings Corporation, as Issuer, ICI Alta Inc. (now known as Alta One Inc.), as Guarantor, and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the 15% Senior Secured Discount Notes due 2008 (incorporated by reference to Exhibit 4.46 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.47	Form of 15% Senior Secured Discount Note due 2008 (included as Exhibit A-2 to Exhibit 4.46)
4.48	Form of Guarantee (included as Exhibit E to Exhibit 4.46)
4.49
Exchange and Registration Rights Agreement, dated as of May 9, 2003, among HMP Equity Holdings Corporation, ICI Alta Inc. (now known as Alta One Inc.), Credit Suisse First Boston LLC, and CIBC World Markets Corp (incorporated by reference to Exhibit 4.49 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.50
Indenture, dated August 1, 2000, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the registration statement on Form F-4 of Vantico Group S.A. (File No. 333-13156))
4.51
First Supplemental Indenture, dated as of April 10, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.7 to the registration statement of Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.52
Second Supplemental Indenture, dated as of June 17, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.8 to the registration statement of Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
4.53
Third Supplemental Indenture, dated as of June 30, 2003, between Vantico Group S.A., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.51 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
4.54
Indenture, dated as of June 22, 2004, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended June 30, 2004)
4.55	Form of restricted Fixed Rate Note due 2012 (included as Exhibit A-1 to Exhibit 4.54)

4.56	Form of Restricted Floating Rate Note due 2011 (included as Exhibit A-2 to Exhibit 4.54)
4.57	Form of Guarantee relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (included as Exhibit E to Exhibit 4.54)
4.58
Exchange and Registration Rights Agreement, dated of June 22, 2004, among Huntsman LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to $300,000,000 11 1/2% Senior Notes due 2012 and $100,000,000 Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.5 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended June 30, 2004)
4.59
Indenture, dated as of December 17, 2004, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 7 3/8% Senior Subordinated Notes due 2015 and the 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
4.60	Form of 7 3/8% Senior Subordinated Note due 2015 (included as Exhibit A-1 to Exhibit 4.59)
4.61	Form of 7 1/2% Senior Subordinated Note due 2015 (included as Exhibit A-2 to Exhibit 4.59)
4.62	Form of Guarantee (included as Exhibit E to Exhibit 4.59)
4.63
Exchange and Registration Rights Agreement, dated as of December 17, 2004, among Huntsman International LLC, the Guarantors as defined therein, and the Purchasers as defined therein, relating to the 7 3/8% Senior Subordinated Notes due 2015 and the 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.2 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
4.64***
Registration Rights Agreement, dated as of May 9, 2003, by and among HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group Inc., Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC), MatlinPatterson Global Opportunities, L.P., Credit Suisse First Boston LLC and CIBC World Markets Corp.
4.65***	Warrant Agreement among HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group Inc. and Wells Fargo Bank Minnesota, National Association dated as of May 9, 2003
4.66***
Amendment to Warrant Agreement dated as of January 20, 2005 between HMP Equity Holdings Corporation, Huntsman Holdings, LLC, Huntsman Group, Inc. and Wells Fargo Bank, National Association and the other signatories thereto
4.67**	Form of Registration Rights Agreement by and among Huntsman Corporation, HMP Equity Trust, Huntsman Family Holdings Company LLC and MatlinPatterson Global Opportunities Partners, L.P.
4.68***	Form of common stock certificate of Huntsman Corporation
4.69***	Form of mandatory convertible preferred stock certificate of Huntsman Corporation (included in Exhibit 3.2)
5.1*	Opinion of Vinson & Elkins L.L.P. as to the validity of the shares being registered

10.1
Business Consulting Agreement, dated as of June 3, 2003, between Huntsman International LLC and Jon M. Huntsman (incorporated by reference to Exhibit 10.41 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
10.2
Aircraft Dry Lease, dated as of September 14, 2001, between Jstar Corporation and Airstar Corporation (incorporated by reference to Exhibit 10.10 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.3
Amended and Restated Subordinated Promissory Note, dated as of July 2, 2001, by Huntsman Corporation (now known as Huntsman LLC) in favor of Horizon Ventures, L.C. (incorporated by reference to Exhibit 10.11 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.4
Interest Holders Agreement, dated as of September 30, 2002, among Huntsman Holdings, LLC, HMP Equity Holdings Corporation, Huntsman Company LLC (now known as Huntsman LLC), Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC) and MatlinPatterson Global Opportunities Partners L.P. (incorporated by reference to Exhibit 10.12 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.5
First Amendment to the Interest Holders Agreement, dated as of May 9, 2003, among Huntsman LLC, HMP Equity Holdings Corporation, Huntsman Family Holdings II Company LLC (now known as Huntsman Family Holdings Company LLC) MatlinPatterson Global Opportunities Partners L.P., Huntsman Group Inc. and Huntsman Holdings, LLC (incorporated by reference to Exhibit 10.13 to the registration statement on Form S-4 of Huntsman LLC (File No. 333-112279))
10.6
Credit Agreement, dated as of June 30, 2003, among Huntsman Advanced Materials LLC, certain subsidiaries from time to time party thereto and various lending institutions with Deutsche Bank AG, New York Branch, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
10.7
Intercreditor and Collateral Agency Agreement, dated as of June 30, 2003, among Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank Minnesota, National Association, as trustee, Huntsman Advanced Materials LLC and the subsidiaries listed therein (incorporated by reference to Exhibit 10.2 to the registration statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
10.8
Pledge Agreement, dated as of May 9, 2003, by HMP Equity Holdings Corporation, as Issuer and Pledgor, and Huntsman Holdings, LLC, Huntsman Group Inc. and ICI Alta Inc. (now known as Alta One Inc.), as Pledgors, and Wells Fargo Bank Minnesota, National Association, as Trustee (incorporated by reference to Exhibit 10.28 to the registration statement on Form S-4 of HMP Equity Holdings Corporation (File No. 333-116100))
10.9
Amended and Restated Credit Agreement, dated as of July 13, 2004, among Huntsman International LLC, as the borrower, Huntsman International Holdings LLC, as the guarantor, Deutsche Bank Trust Company Americas, as administrative agent, Deutsche Bank Securities Inc., as co-lead arranger and joint book runner, JP Morgan Securities Inc., as co-documentation agent and joint book runner, UBS Securities LLC, as co-syndication agent, Credit Suisee First Boston, as co-documentation agent, Merrill Lynch, Pierce Fenner & Smith Inc., as co-documentation agent, and various lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the quarterly report on Form 10-Q of Huntsman International LLC for the three months ended June 30, 2004)

10.10
First Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2004, among Huntsman International LLC, Huntsman International Holdings LLC and the various agents and lending institutions party thereto (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Huntsman International LLC filed December 23, 2004)
10.11
Revolving Credit Agreement dated as of October 14, 2004, among Huntsman LLC, Huntsman Petrochemical Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corporation, Huntsman Fuels, L.P., and Huntsman International Trading Corporation, as borrowers, the financial institutions party thereto, including Deutsche Bank Trust Company Americas, in their capacities as lenders thereunder, and Deutsche Bank Trust Company Americas, as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.1 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.12
Term Credit Agreement dated as of October 14, 2004, among Huntsman LLC, the financial institutions party thereto, including Deutsche Bank Trust Company Americas, in their capacities as lenders thereunder, and Deutsche Bank Trust Company Americas, as agent for the lenders (incorporated by reference to Exhibit 10.2 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.13
Security Agreement (Revolving) dated as of October 14, 2004, among Huntsman LLC, certain subsidiaries of Huntsman LLC, and Deutsche Bank Trust Company Americas, as collateral agent (incorporated by reference to Exhibit 10.3 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.14
Security Agreement (Term) dated as of October 14, 2004, among Huntsman LLC, certain subsidiaries of Huntsman LLC, and Deutsche Bank Trust Company Americas, as collateral agent (incorporated by reference to Exhibit 10.4 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.15
Second Amended and Restated Intercreditor Agreement dated as of October 14, 2004, among Deutsche Bank Trust Company Americas, as administrative agent, collateral agent, and mortgagee, and HSBC Bank USA, National Association, as trustee, and consented to by Huntsman LLC (incorporated by reference to Exhibit 10.5 to the quarterly report on Form 10-Q of Huntsman LLC for the three months ended September 30, 2004)
10.16
Huntsman Cost Reduction Incentive Plan and Form of Participation Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of HMP Equity Holdings Corporation filed on November 23, 2004)
10.17***	Form of Gift Agreement by and among Huntsman Group Inc. and the Jon and Karen Huntsman Foundation
10.18***	Form of Pledge, Assignment and Collateral Agency Agreement between Huntsman Corporation and Citibank, N.A.
10.19***	Huntsman Corporation Stock Incentive Plan
10.20***	Form of Nonqualified Stock Option Agreement
10.21***	Form of Restricted Stock Agreement
10.22***	Form of Stock Appreciation Rights Agreement

10.23***	Form of Phantom Share Agreement
10.24***	Form of Executive Severance Plan
10.25***	Form of Indemnification Agreement
10.26***	Employment Agreement with Paul Hulme
10.27***	Employment Agreement with Anthony Hankins
12.1***	Ratio of Earnings to Fixed Charges and Preferred Stock Dividends
21.1***	Subsidiaries of the Registrant
23.1***	Consent of Deloitte & Touche LLP (Houston, Texas)
23.2***	Consent of Deloitte & Touche LLP (Salt Lake City, Utah)
23.3***	Consent of Deloitte S.A.
23.4*	Consent of Vinson & Elkins L.L.P. (contained in the opinion filed as Exhibit 5.1 hereto)
24.1***	Powers of Attorney

*
Filed herewith

**
To be filed by amendment

***
Previously filed

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX